UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 16, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                                MEDI-HUT CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                          000-27119                22-2436721
----------------------------       ----------------         ------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)

              1345 Campus Parkway, Wall Township, New Jersey 07753
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (732) 919-2799
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

On September 16, 2003, a press release was issued by Medi-Hut Co., Inc. (the "Registrant") disclosing the filing of an amended class action complaint against the Registrant and its officers and directors (the "Amendment"). The Amendment, which contains additional information regarding the alleged improper conduct of the former officers and directors of the Registrant, will not in the opinion of the Registrant affect the previous announced settlement of the class action.

A copy of the Registrant's press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             1. Copy of the Press Release of the Company dated September 16,
                2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2003

                               MEDI-HUT CO., Inc.

                               By: /s/ David R. LaVance
                                   ------------------------------------
                                   Name:   David R. LaVance
                                   Title:  Chairman and Chief Executive
                                           Officer